SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

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Definitive Proxy Statement

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Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

POINTE FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Articles of Incorporation)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

FOR THURSDAY, APRIL 29, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Shareholders (the “Annual Meeting”) of Pointe Financial Corporation (the “Company”) will be held at the Boca Pointe Country Club, 7144 Boca Pointe Drive, Boca Raton, Florida 33433, April 29, 2004, at 10:00 A.M., for the following purposes:

(1)

To elect two Class I directors to serve until 2007;

(2)

To amend the 1998 Pointe Financial Corporation Incentive Compensation and Stock Award Plan to increase the number of shares authorized thereunder by 200,000;

(3)

The ratification of the appointment of Hacker, Johnson & Smith PA as independent auditors of the Company for the fiscal year ending December 31, 2004; and

(4)

To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 1, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors

R. CARL PALMER, JR.

Chairman of the Board

Boca Raton, Florida

March 9, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

POINTE FINANCIAL CORPORATION

21845 Powerline Road

Boca Raton, Florida 33433

(561) 368-6300

PROXY STATEMENT

For the Thursday, April 29, 2004 Annual Meeting of Shareholders

INTRODUCTION

This Proxy Statement is furnished to shareholders of Pointe Financial Corporation (the “Company”) in connection with the solicitation by the Company’s Board of Directors (the “Board” or “Board of Directors”) of proxies for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 A.M. on April 29, 2004, at the Boca Pointe Country Club, 7144 Boca Pointe Drive, Boca Raton, Florida 33433 and at any postponements or adjournments thereof. At the Annual Meeting, the shareholders of the Company will consider the matters described herein. The approximate date of mailing this Proxy Statement and the accompanying proxy card to the Company’s shareholders is March 15, 2004.

VOTING AND SOLICITATION OF PROXIES

Use of Proxies at the Annual Meeting

Proxies in the accompanying form, if properly executed, received by the Company prior to the Annual Meeting and not revoked prior to the use thereof, will be voted at the Annual Meeting as instructed thereon. Executed proxies with no instructions indicated thereon will be voted (1) “For” each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors, (2) For approval of the amendment to the 1998 Incentive Compensation and Stock Award Plan, and (3) “For” the ratification of Hacker, Johnson & Smith PA as independent auditors for the fiscal year ending December 31, 2004. The Board of Directors knows of no matters that are to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement, but if other matters are properly presented, it is the intention of the persons designated as proxies on the enclosed proxy card to vote as proxies with respect to such matters in accordance with their judgment.

Revocation of Proxies

A proxy may be revoked at any time prior to the use of such proxy in voting. Any shareholder may revoke a proxy delivered pursuant to this solicitation by delivery of written notice to the Secretary of the Company, by submission of a later-dated proxy, or by voting in person at the Annual Meeting.

Record Date; Shareholders Entitled to Vote at Annual Meeting

Holders of record of the Company’s Common Stock at the close of business on March 1, 2004 (the “Record Date”) are entitled to notice of and to vote on each proposal submitted to the shareholders at the Annual Meeting and any postponements or adjournments thereof.

Each share of Common Stock is entitled to one vote. As of the Record Date, 2,260,855 shares of Common Stock were outstanding.

Quorum; Adjournment; Vote Required for Approval

Holders of the Common Stock are entitled to vote on the proposals being submitted to the shareholders at the Annual Meeting. Holders of shares of the Common Stock, present in person or by proxy, representing a majority of the votes entitled to be cast constitute a quorum at the Annual Meeting for action on all proposals.

Abstentions are included in the calculation of the number of votes represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. In the event there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

Under applicable Florida law, the directors nominated for election to the Board, as described under the caption “Election of Directors,” must each be elected by the affirmative vote of a plurality of the votes cast by the shares entitled to vote at the Annual Meeting. Votes withheld for one or more nominees for director will not be deemed affirmative votes for this purpose.

Solicitation

The Company will bear the cost of solicitation of proxies. In addition to the use of the U.S. mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, facsimile or telegram. Such persons will receive no additional compensation. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for their reasonable expenses in sending the proxy materials to their principals.

A copy of the Company’s Annual Report, including consolidated financial statements for the fiscal year ended December 31, 2003, has been mailed to shareholders along with this Proxy Statement.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twelve members, such number within the foregoing parameters to be set by the Board of Directors. The Bylaws further provide that the Board of Directors shall be divided into three (3) classes of directors of as nearly equal numbers as possible, designated Class I, Class II and Class III, respectively, serving staggered three-year terms, with the term of a class expiring at each annual meeting of shareholders. At the present time, the Board of Directors consists of six members, of which the terms of the two Class I members expire in 2004.

The terms of Class I directors Clarita Kassin and James L. Horan expire at the forthcoming 2004 Annual Meeting. The Board’s Nominating Committee has selected Clarita Kassin and James L. Horan as nominees for re-election as Class I directors for the three-year term expiring at the annual meeting of shareholders in 2007. Each of the nominees has consented to being named as a nominee in this Proxy Statement and to serve if elected. Unless directed otherwise, the persons named as proxies intend to vote for the election of (i) Mrs. Kassin and Mr. Horan as directors, each to hold office until the annual meeting of shareholders in 2007, and until each of their respective successors is qualified and elected, or until their earlier death, removal or resignation. If Mrs. Kassin and Mr. Horan should be unavailable for election at the time of the meeting, the persons named as proxies may vote for another person in their discretion. Management, however, does not anticipate that any of the nominees will be unavailable. The following sets forth certain information regarding each nominee as well as the other directors whose terms of office will continue after the annual meeting of shareholders in 2004. All of the directors of the Company are also directors of Pointe Bank (the “Bank”).

Nominees for Director

Name	Position	Age

Clarita Kassin	Director	49

James L. Horan	Director	59

Clarita Kassin. Mrs. Kassin was elected a director of the Company at a regular meeting of the Company’s Board held on November 13, 2000, following the death of her husband Roberto Kassin, and was subsequently elected a Class I director at the April 2001 annual meeting of shareholders. Mrs. Kassin is a director and president of Foreign Financial Investment, Inc. She is also president and general partner in the Kassin Family Partnership, Ltd. From 1986 to 2000, she was one-third owner and corporate secretary of D’Oro Designs, fine jewelers, of Bay Harbor Islands. Mrs. Kassin has been a resident of Miami-Dade County since 1978.

James L. Horan. Mr. Horan was elected director at the 2003 Annual Meeting. Mr. Horan retired from KPMG LLP’s Miami office, where he was the managing partner of the South Florida Business Unit from 1994-2002, the partner in charge of the tax practice 1998-2002, the partner in charge of international tax practice 1992-1996, and an international tax partner 1979-1996. He joined KPMG’s Miami office in 1977 and was elected to the partnership in 1979. Prior to joining KPMG, he was director of taxation at WFC Corporation from 1975-1977, a member of the tax department of Arthur Andersen & Co. 1970-1975, and served in the Peace Corps in Venezuela 1967-1969. He earned his B.S. degree in accounting at Fordham University in 1967 and is a State of Florida Certified Public Accountant. Mr. Horan resides in Miami-Dade County.

Directors Whose Terms Will Continue

Name	Position	Age	Term Will Expire

Timothy M. McGinn	Director, Vice Chairman of the Company	55	2006

Morris Massry	Director	74	2005

D. Richard Mead, Jr.	Director	73	2005

R. Carl Palmer, Jr.	Director, Chairman of the Company	63	2006

Timothy M. McGinn. Mr. McGinn became a director of the Company in 1994 and vice chairman in 1997. He became chairman of Pointe Bank in April 2002. He has been a director and chairman of McGinn, Smith & Co., Inc., investment bankers and brokers, since 1980. Mr. McGinn serves as director and chairman of Health Enterprises Management, Inc.; director and chairman of First Integrated Capital Corp.; director, chairman and chief executive officer of Integrated Alarm Services Group, Inc.; and a director of Same Day Surgery, Inc. Mr. McGinn also serves as the vice chairman of the New York Racing Association. Mr. McGinn resides part of the year in Albany, New York, and the remainder of the year in Palm Beach County.

Morris Massry. Mr. Massry has been a director of the Company since 1994. He became a director of Flamingo Bank in 1988 and chairman of the board in 1989. Mr. Massry served as chairman of Pointe Bank until April 2001. Mr. Massry has been a partner in the real estate investment firm of Albert, Kirsch, Massry & Massry, in Albany, New York, since 1964. In 2000, the business name changed to Massry Realty Partners. Mr. Massry serves as a vice president and director of the State University Foundation, a Director and former chairman of the Center for the Disabled, a director and former chairman of the United Way, and a trustee of Excelsior College, all in Albany, New York, and is a director of Troy Savings Bank in Troy, New York. Mr. Massry resides part of the year in Albany, New York, and part of the year in Miami-Dade County.

D. Richard Mead, Jr. Mr. Mead has been a director of the Company since 1998. Mr. Mead retired from Southeast Banking Corporation as a senior vice president and manager of the Commercial Real Estate Division in 1991. From 1976 to 1991 he was also president and chief executive officer of Southeast Mortgage Company. Prior to joining Southeast Bank, he was an officer of D. R. Mead & Co., a commercial mortgage banking firm, which was sold to Southeast Banking Corporation in 1970. Mr. Mead received his undergraduate degree from Duke University in 1952 and a graduate degree from Harvard Business School in 1954. From 1974 to 2000 he served as a director of Consolidated Paper Company and for several years during his tenure he served as chairman of the audit committee. Mr. Mead resides in the city of Coral Gables in Miami-Dade County.

R. Carl Palmer, Jr. Mr. Palmer joined the Company and Bank in 1995 as chief executive officer, president and director. He was elected to serve as chairman of the Company in November 2000. He began his banking career at Chemical Bank in New York, in 1964. In 1979, he moved to South Florida as an executive vice president for Southeast Banking Corporation where he had responsibilities for business development, business banking, and community banking. From 1988 to 1991, he was president, chief operating officer and director of BancForida in Naples, Florida. He became a senior associate with Martin W. Taplin & Associates, Inc., a real estate investment firm in 1991. Mr. Palmer received a B.A. from Dartmouth College in 1962, an M.B.A.

from Amos Tuck School in 1963, and a J.D. from New York Law School in 1969. Mr. Palmer has served as director of Integrated Alarm Services Group, Inc. since January 2003. Mr. Palmer resides in Palm Beach County.

Directors are elected for three-year terms, classified into Classes I, II and III. Mrs. Kassin and Mr. Horan are Class I Directors with terms expiring on the date of the Company’s annual meeting of shareholders in 2004. Messrs. Massry and Mead are Class II Directors, with their terms expiring on the date of the Company’s annual meeting of shareholders in 2005. Messrs. McGinn and Palmer are Class III Directors with their terms of office expiring on the date of the Company’s annual meeting of shareholders in 2006. Each officer of the Company is elected by the Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Committees and Meetings of the Board of Directors

The Board of Directors has four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Compensation Committee. In accordance with the National Association of Securities Dealers (“NASD”) listing standards, the Board of Directors is composed of a majority of independent directors. Morris Massry, D. Richard Mead, Jr., Clarita Kassin, Timothy M. McGinn and James L. Horan are independent as independence is defined in Rule 4200 of the NASD listing standards. R. Carl Palmer, Jr. is not considered independent due to his position as chief executive officer and president of the Company. The Company’s Board of Directors and the Bank’s Board of Directors each held eleven meetings during 2003. As continuing directors, Mrs. Kassin and Mr. Horan were nominated for re-election and each attended all of the meetings they were eligible to attend of the Company’s and Bank’s Board. Each of the other continuing directors, Messrs. Massry, McGinn, Mead and Palmer, attended all meetings of each of the Company’s and Bank’s Board.

During 2003, Messrs. McGinn, Massry and Palmer acted as the Executive Committee of the Company’s Board. The Committee Chairman is Mr. McGinn. The Executive Committee is authorized to exercise the powers of the Board of Directors between regular meetings of the Board of Directors, including the power to formulate plans, policies and programs for the management, operation and development of the Company. The Company’s Executive Committee did not meet during 2003.

During 2003, all members of the Company’s Board of Directors served on the Nominating Committee. In accordance with the NASD listing standards, only independent members of the Company’s Board of Directors now serve on the Nominating Committee. Mrs. Kassin and Messrs. Massry, Mead, Horan and McGinn are independent of management as independence is defined in the NASD listing standards. Mr. Palmer is not considered independent due to his position as chief executive officer and president of the Company. The Nominating Committee selects nominees for election as directors of the Company. When considering a potential candidate for membership on the Company’s Board of Directors, the Nominating Committee evaluates relevant business and industry experience and demonstrated character and judgment. Directors should have varied, complementary backgrounds and, at a minimum, have expertise that may be useful to the Company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to company business. The Nominating Committee met as required as a part of the regular Board meetings of the Company.

Although the Nominating Committee does not have a formal policy on shareholder nominations, it will consider shareholder nominations for directors submitted in accordance with the procedures set forth under “Shareholder Proposals.” Such notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director: (i) the name, age, business address and residence address of each such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Company that are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder as they appear on the Company’s books; and (ii) the class and number of shares of the Company that are beneficially owned by such shareholder.

During 2003, the Company’s Audit Committee was composed of Mrs. Kassin and Messrs. Horan, Mead and McGinn. The Audit Committee Chairman is Mr. Horan. All members of the Audit Committee are “independent” as that term is defined in Rule 4200 of the NASD listing standards. Mr. Horan has been designated by the Board of Directors as the Audit Committee’s “financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee performs activities, and reviews and makes recommendations, relating to the accounting controls, audit and financial statements of the Company. These include meeting with the Company’s independent accountants at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results, selecting the independent accountants to be retained by the Company, approving the services to be performed by the independent accountants prior to their engagement, meeting with appropriate financial personnel and internal auditors, and receiving and considering the accountants’ comments as to internal controls, accounting staff, management performance and procedures performed and results obtained in connection with the audit. The Committee operates pursuant to a written charter adopted by the Board of Directors, which is included as Appendix A to this Proxy Statement. The Audit Committee held four meetings during 2003.

The Company’s Compensation Committee for 2003 was composed of Mrs. Kassin and Messrs. Horan, Massry, McGinn and Mead, all non-management members of the Company’s Board. The committee Chairman is Mr. Mead. During 2003, the Compensation Committee was responsible for approving the compensation for Mr. Palmer, who served as Chairman, President and Chief Executive Officer of the Company during 2003. The Compensation Committee held eight meetings during 2003.

The Company’s Board of Directors and the Bank’s Board of Directors each held eleven meetings during 2003. As continuing directors, Mrs. Kassin and Mr. Horan were nominated for re-election and each attended all of the meetings they were eligible to attend of the Company’s and Bank’s Board. Each of the other continuing directors, Messrs. Massry, McGinn, Mead and Palmer, attended all meetings of each of the Company’s and Bank’s Board.

Compensation of Directors

The fiscal year for compensation of the Board of Directors of the Company and the Bank begins on April 1 and ends March 31. Directors who are also employees of the Company and the Bank do not receive compensation for service on the respective Boards. For the 12-month period ending March 31, 2004, directors who are not employees of the Company or the Bank received annual retainers of $18,000 for serving on the Board of Directors of the Company and the Bank. In addition to the Board retainer, the Audit Committee Chairman, Mr. Horan receives a $5,000 annual retainer.

Directors may elect to receive their retainers in the form of cash or shares of Common Stock purchased in the open market. Directors may elect to defer portions of these retainers under the Company’s 1998 Directors Deferred Compensation Plan (the “Deferred Compensation Plan”). The election is made immediately after the annual meeting of shareholders for the coming year’s service. In addition to the annual retainers, each director was granted a ten-year option to purchase up to 5,000 shares of the Company’s Common Stock at a price per share equal to the closing price on the Nasdaq National Market on the date of the grant (i.e., April 25, 2003). Such compensation to each director is estimated to equal $33,904. The Company uses the Black-Scholes option model to calculate the current value of the ten-year option based on the closing price as reported on Nasdaq National Market on the date of the grant, April 5, 2003 ($16.30), multiplied by 41.6%, multiplied by the number of shares of Common Stock granted under the options (5,000).

The Deferred Compensation Plan for directors was adopted by the Board in 1998 and amended in 2000. The Plan provides the directors with the opportunity to defer portions of their retainers. The Company has elected to terminate the Directors Deferred Compensation Plan and will not issue any additional stock units under the Plan. To date, the total number of shares which remain available under this Plan, but which will no longer be issued, is 83,071. For the years ended December 31, 2001 and 2000, a total of 8,532 and 10,219 shares, respectively, were paid in lieu of cash of $96,000 and $92,000, respectively. For the years ended December 31, 2002 and 2003, there were no shares issued from the Deferred Compensation Plan.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table shows all compensation paid to the Company’s Chief Executive Officer and the Company’s other four most highly compensated officers during 2003 for all services rendered to the Company and its subsidiaries for each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Awards Securities Underlying Options/SARS (1)	Payouts LTIP (6) Payouts ($)	All Other Compensation (2)

R. Carl Palmer, Jr. Chief Executive Officer and President	2003 2002 2001	$270,000 270,000 267,500	136,212 46,606 75,909	15,429 24,447 28,256	104,558 80,006 —	44,287 41,753 45,797	(3) (3) (3)

Jean Murphy-Engler(4) Chief Operating Officer Executive Vice President	2003 2002	$160,000 110,501	36,278 —	7,619 9,000	— —	16,871 8,570

Bradley R. Meredith Chief Financial Officer Senior Vice President	2003 2002 2001	$128,000 125,000 124,170	45,941 19,784 30,628	4,876 6,288 7,267	38,359 54,314 —	16,493 14,179 12,542

John P. Dover Commercial Lending Senior Vice President	2003 2002 2001	$115,000 109,589 104,588	28,618 20,457 20,300	4,381 5,533 6,105	— 23,713 —	9,097 9,510 9,867	(5) (5) (5)

John W. Lowery, Jr. Senior Credit Officer Senior Vice President	2003 2002 2001	$108,000 104,585 99,668	15,454 12,339 4,176	4,114 5,282 5,814	— — —	14,604 13,360 9,917

———————

(1)

All information relates to option grants; no grants of Stock Appreciation Rights (SARs) have been made by the Company.

(2)

All Other Compensation consists of the Company’s contributions to the Company’s 401(k) plan for the benefit of the named executive officers and the Company’s portion of insurance premiums.

(3)

Includes Key Man Life Insurance premium of $15,300 and annual club membership fees.

(4)

Jean Murphy-Engler was appointed as Chief Operating Officer and Executive Vice President on April 15, 2002.

(5)

John P. Dover includes a portion of club membership fees.

(6)

Long Term Incentive Plan reflects the dollar value of the award on exercised option.

Stock Option Grants

The following table sets forth certain information concerning the grant of stock options to the named executive officers during the fiscal year ended December 31, 2003.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

Name	No. of Securities Underlying Options Granted (#)(1)		Individual Grants % of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
						5%($)	10%($)

R. Carl Palmer, Jr.	15,429	(2)	26.8%	$15.15	03/24/2013	$36,845	$77,371

Jean Murphy-Engler	7,619	(2)	13.2	15.15	03/24/2013	11,831	38,207

Bradley R. Meredith	4,876	(2)	8.5	15.15	03/24/2013	7,572	24,451

John P. Dover	4,381	(2)	7.6	15.15	03/24/2013	6,803	21,969

John W. Lowery, Jr.	4,114	(2)	7.6	15.15	03/24/2013	6,389	20,630

———————

(1)

The Company has not granted any SARs.

(2)

All options reflected in the table above were granted under the Company’s 1998 Incentive Compensation and Stock Award Plan. The options were granted with an exercise price equal to the fair market value of the Company’s Common Stock on March 24, 2003.

(3)

The exercise price is based on the closing price of Common Stock as reported on Nasdaq National Market on the date of the grant.

Stock Option Exercises and Fiscal Year-End Values

The following table provides information about stock options exercised by the named executive officers during the fiscal year ended December 31, 2003, including the value realized upon exercise. In addition, this table describes the number of unexercised options and the value of unexercised in-the-money options at the end of the 2003 fiscal year.

Aggregated Option/SAR Exercises in Last Fiscal Year and

Fiscal-Year-End Option/SAR Values

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(1)		Value of Unexercised in-the-Money Options at Fiscal Year-End(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable

R. Carl Palmer, Jr.	20,250	$104,558	59,444	41,132	$827,686	$459,788

Jean Murphy-Engler	-0-	-0-	2,970	13,649	29,700	127,728

Bradley R. Meredith	7,500	38,359	19,480	11,487	274,388	126,292

John P. Dover	-0-	-0-	13,945	10,103	194,841	110,644

John W. Lowery, Jr.	-0-	-0-	8,638	9,572	117,086	104,960

———————

(1)

The Company has not granted any SARs.

(2)

The value of unexercised in-the-money options was calculated based on the difference between the market value per share at December 31, 2003 ($24.00) and the exercise price of the options.

Compensatory Contracts and Arrangements

As of August 16, 1999, the Company entered into Employment Agreements with R. Carl Palmer, Jr. and Bradley R. Meredith. Each Employment Agreement provides for certain benefits, including severance pay and the continuation of insurance coverage, for a period of two years upon any of the following occurring after a change in control of the Company: (i) the employee’s voluntary termination for good reason; or (ii) termination of employment by the Company other than for cause or disability. The Employment Agreements provide that “good reason” exists if: (i) the employee is assigned duties and responsibilities inconsistent with his position or status; (ii) the Company has reduced the employee’s salary or failed to increase the same consistent with performance reviews; (iii) the Company requires the employee to relocate against his wishes or fails to reimburse the employee for a voluntary relocation; or (iv) the Company has failed to continue in effect any benefit plan in which the employee participated before the change in control or takes action adversely affecting his participation in any such plans. The Employment Agreements provide that “cause” exists when the employee: (i) commits an act constituting a felony or involving fraud or serious moral turpitude; (ii) willfully refuses, other than for incapacity, to substantially perform his duties where such refusal causes demonstrable material injury to the Company; or (iii) willfully engages in gross misconduct materially injurious to the Company.

As of June 24, 2002, the Company entered into Employment Agreements with Jean Murphy-Engler and John P. Dover. The Employment Agreements for Ms. Murphy-Engler and Mr. Dover are identical to the Employment Agreements for Messrs. Palmer and Meredith described above.

Compensation Committee Interlocks and Inside Participation

During the 2003 fiscal year, the Compensation Committee of the Company consisted of Mrs. Kassin and Messrs. Horan, Mead, McGinn and Massry. Effective February 1, 2004, Mr. McGinn is no longer a member of the Compensation Committee. No member of the Compensation Committee is an officer of the Company or Bank.

Report on Executive Compensation

The Company’s executive compensation program is designed to provide executives with an annual salary which is competitive in the industry and to grant stock options which serve as incentive compensation. The Company believes that in order to attract and retain talented executives and to motivate them to achieve the Company’s goals, compensation should be comparable to that paid by similar organizations in the industry for executives with similar responsibility and positions and should motivate executives to achieve the Company’s goals for performance and profitability. The Board refers to various industry compensation surveys for assistance in setting appropriate compensation levels.

Based on this policy, R. Carl Palmer, Jr.’s compensation for fiscal year 2003 consisted of his annual base salary, an award of stock options, the Company’s contribution to Mr. Palmer’s 401(k) Plan and a Key Man Life Insurance policy. Mr. Palmer also participates in the Management Incentive Compensation Plan along with other key members of management which provides an annual bonus for meeting Company objectives. The Compensation Committee evaluated the salary of Mr. Palmer on the same criteria used to evaluate the salaries of other executive officers. The level of Mr. Palmer’s compensation was based on the Company’s overall profitability and the performance of the Bank’s core business. By focusing on the Company’s strategic plan and recruiting a strong management team, Mr. Palmer has been instrumental in improving the profitability of the Company.

Stock options are periodically granted by the Company to some or all of its executive officers as a means of creating a long-term incentive; therefore, no benefit accrues to the executives from the stock option until the market value of the Company’s Common Stock appreciates. This mechanism provides executives with a long-term goal and incentive to enhance equity value of the Bank which coincides with the interests of the shareholders. The Board granted a total of 15,429 stock options to Mr. Palmer in 2003 in recognition of his individual performance and his impact on the Bank’s financial results. During 2000, the Company determined that it is in the best interests of the Bank to maintain a “key man” life insurance policy on the life of Mr. Palmer. The Company and Mr. Palmer entered into an agreement whereby Mr. Palmer assigned to the Company a $150,000 portion of an existing personal life insurance policy in exchange for the Company paying Mr. Palmer the sum of $18,000 annually.

Section 162(m) of the Internal Revenue Code of 1986 imposes a limit of $1,000,000, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid with respect to each of the executive officers whose compensation is required to be reported in the Summary Compensation Table. To date, the compensation of the Company’s executives has not exceeded this limit. In addition, the proposed amendment to the Company’s 1998 Incentive Compensation and Stock Award Plan would preserve the deductibility of future grants of certain stock-based awards to the Company’s executive officers. However, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if it believes that it is in the best interests of the Company to do so.

Respectfully submitted,

COMPENSATION COMMITTEE

D. Richard Mead, Jr., Chairman

James L. Horan

Clarita Kassin

Morris Massry

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 1, 2004 with respect to the shares of Company's Common Stock that may be issued under the Company's existing equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders (1)	304,348(3)	$12.27	17,864(3)
Equity Compensation Plans Not Approved by Security Holders (2)	-0-	-0-	-0-
Total	304,348	$12.27	17,864

(1)

Consists of the 1998 Incentive Compensation and Stock Award Plan, the 1998 Directors Deferred Compensation Plan and the 1998 Directors Deferred Compensation Plan.

(2)

As of March 1, 2004, the Company had no non-stockholder approved equity compensation plan.

(3)

The share numbers represented do not include the additional 200,000 shares of Common Stock for which options, stock bonuses, stock awards, restricted stock and restricted stock units may be granted pursuant to the 1998 Incentive Compensation and Stock Award Plan that is to be considered by the Company’s shareholders at the 2004 Annual Meeting.

PROPOSAL TWO: AMEND THE

POINTE FINANCIAL CORPORATION

1998 INCENTIVE COMPENSATION AND STOCK AWARD PLAN

The 1998 Incentive Compensation and Stock Award Plan’s (the “Plan”) purpose is to attract, motivate, retain and reward high quality executives and other employees, officers, directors and affiliates by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.

Plan Summary

ADMINISTRATION OF THE PLAN. The plan shall be administered by the Compensation Committee of the Board or such other committee as may be designated by the Board. The Committee has final authority within the provisions of the Plan to:

●

Select participants;

●

Determine the type number, terms and conditions of any awards to be granted; and

●

Determine under what circumstances an award may be settled or the exercise price may be changed.

ELIGIBILITY. Executive officers, officers, directors and employees of the Company or its Subsidiaries or Affiliates are eligible to be granted awards under the Plan.

STOCK SUBJECT TO THE PLAN.  As of the date of this Proxy Statement, the number of shares of Common Stock for which Options, Stock Bonuses, Stock Awards, Restricted Stock and Restricted  Stock Units (“RSU”) remain to be granted is 17,864.  To date, 300,919 shares have been the subject of outstanding awards granted under this Plan. The 300,919 of securities to be issued upon exercise of outstanding options, warrants and rights associated with the “1998 Incentive Compensation and  Stock Award Plan” is net of 65,894 options previously exercised and 15,323 of stock grants previously issued.   If any award shares are forfeited, cancelled or otherwise terminated without distribution, such shares will again be available for awards under the Plan.   Distributable shares may be authorized and unissued shares or treasury shares.

OPTIONS. The exercise price per share of Stock shall be determined by the Committee, however, it shall not be less than the Fair Market Value on the date of grant of such Option. The Committee shall determine the date of grant and times at which an Option may be exercised. The term of any Option shall be determined by the Committee, however, no incentive stock option shall exceed a period of ten years from the date of grant (or such shorter period as may be applicable under Section 422 of the Internal Revenue Code of 1986).

RESTRICTED STOCK. Restricted Stock or Restricted Stock Units shall be subject to restrictions on transferability as imposed by the Committee. A participant granted Restricted Stock or RSU shall have all of the rights of a shareholder including, the right to vote and the right to receive dividends. Restricted Stock or RSU granted under the Plan may be evidenced by stock certificates in the name of the participant, if the Committee so determines. Each such certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the Restricted Stock. The Company shall retain physical possession of the certificate.

CHANGE IN CONTROL PROVISIONS. In the event of a “Change in Control”, as defined in the Plan, any award becomes fully exercisable and vested and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF AWARDS. A participant who is granted an Option will generally recognize ordinary income at the time of exercise in an amount by which the fair market value of the shares of Common Stock at such time exceeds the exercise price. Capital gain or loss treatment will apply to the participant on any subsequent disposition of the shares. However, if the Option is an incentive stock option and the shares are held for at least two years after the Option is granted and one year after the Option is exercised, then no income will be taxable to the participant until the shares are disposed of (except for the alternative minimum tax which may apply at the time of exercise), in which case long-term capital gain or loss treatment will apply at the time of the disposition of the shares. If such holding period is not satisfied, then the participant will generally recognize ordinary income in an amount by which the fair market value of the shares at the time of exercise or the amount realized on such disposition (whichever is less) exceeds the exercise price. A participant who is granted Restricted Stock or RSU will generally recognize ordinary income as and when the shares are no longer subject to forfeiture or upon the expiration of the deferral period for the RSU, in an amount by which the then fair market value of the shares exceeds the purchase price paid, if any, for the shares, except that the participant can file an election in certain circumstances with the Internal Revenue Service, no more than 30 days after the shares are issued, to be taxed as of the date of issuance based on the then fair market value of the shares. Once the participant has recognized ordinary income, capital gain or loss will generally apply to any subsequent disposition of the shares. A participant will generally recognize ordinary income equal to the fair market value of shares or the amount of cash received under any other type of award granted under the Plan. The Company will generally be entitled to an income tax deduction when, and to the extent that, ordinary income is recognized by the participant under the above rules, subject to certain limitations imposed by Section 162(m) of the Internal Revenue Code of 1986. In the case of an incentive stock option, the Company will not be entitled to any tax deduction if the participant satisfies the two-year and one-year holding period requirement as described above.

The foregoing is only a summary of the federal income tax consequences of Plan awards and does not purport to be complete.

Purpose and Effect of Amendment

The Board of Directors of the Company and the Bank believe that it is in the best interest of the Company to align the compensation of high quality executive officers and other employees, officers, directors and affiliates with the performance of the Company. Approval of Proposal Two would authorize the Company to issue an additional 200,000 shares that may be granted and issued in connection with options, stock awards, stock bonuses, restricted stock and restricted stock units. Also, in order to qualify future grants of options and other stock-based awards, if any, which are stock appreciation rights, for an exemption from the deduction limitations of Section 162(m) of the Internal Revenue Code, the amendment would provide that the maximum number of shares which may be the subject of options and such other stock-based awards granted to any individual during any calendar year will be 25,000 shares (subject to anti-dilution adjustments as provided under the Plan) and that the Committee which administers the Plan will consist solely of “outside directors” as defined under Section 162(m).

The Board of Directors unanimously recommends a vote FOR approval of the Amendment of the 1998 Incentive Compensation and Stock Award Plan.

In conjunction with the amendment of the 1998 Pointe Financial Corporation Incentive Compensation and Stock Award Plan, the Company’s Board has determined that in the future all new options and other stock awards will be granted under this Plan and no further stock units will be granted under the 1998 Directors Deferred Compensation Plan.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT

OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has appointed Hacker, Johnson & Smith PA as its independent certified public accountants for the fiscal year ending December 31, 2004, subject to ratification by the Company’s shareholders. Hacker, Johnson & Smith PA audited the Company’s financial statements for the 2003 fiscal year. A representative of the accounting firm is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from the shareholders.

Audit Fees

The Company incurred professional fees by its auditors in an aggregate amount of $62,000 and $58,000 for fiscal years ending December 31, 2003 and 2002 for professional services rendered by Hacker, Johnson & Smith PA for audit of the annual Financial Statements and for the required review of the Form 10-QSB filings for the year.

Financial Information Systems Design and Implementation Fees

The Company did not incur any fee for financial information systems design and implementation services for the year ended December 31, 2003.

All Other Fees

The Company incurred an aggregate of $5,500 of fees for non-audit tax services provided by Hacker, Johnson & Smith PA, during 2003 and 2002.

The Board of Directors recommend a vote “for” the proposal to ratify the appointment of Hacker, Johnson & Smith PA as the Company’s Independent Auditors.

Report by the Audit Committee

The Audit Committee consists of the following members of the Company’s Board of Directors: James L. Horan (Chairman), D. Richard Mead, Jr., Timothy M. McGinn and Clarita Kassin. Each of the members of the Committee is “independent” and qualifies as such as defined under the National Association of Securities Dealers’ listing standards. The Committee operates pursuant to a written charter adopted by the Board of Directors, which is included in this proxy statement as Appendix A.

The Committee reviewed and discussed the Company’s audited financial statements with management. The Committee discussed the matters required to be discussed by Statement of Auditing Standards 61 (Communication with Audit Committees) with Hacker, Johnson & Smith, PA, the Company’s independent accountants.

The Committee received written disclosures and the letter from Hacker, Johnson & Smith, PA required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from the Company and its related entities) and discussed with Hacker, Johnson & Smith, PA their independence from the Company and its related entities. Based on the review and discussions referenced above, the Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Corporation’s Annual Report for the year ended December 31, 2003. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

Audit Committee:

James L. Horan, Chairman

Clarita Kassin

Timothy M. McGinn

D. Richard Mead, Jr.

Certain Relationships and Related Transactions

Certain directors and executive officers of the Company and the Bank, as well as certain members of their families and certain business entities with which they or their families are affiliated, are borrowers from the Bank. All such loans were made in the ordinary course of business, did not involve more than the normal risk of collection or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons. All loans to directors and executive officers must be approved by the Board of Directors of the Bank.

During 2000, the Company entered into an Operating Agreement with First Integrated Capital Corporation (“FICC”) and formed an investment banking joint venture, Pointe Capital, LLC owned equally by the Company and FICC. Pointe Capital, LLC is a Delaware limited liability company authorized to conduct business in the State of Florida. A distinct part of FICC’s business is to conduct Community Based Investment Banking activities through joint ventures. During 2000, the Company made an investment in Pointe Capital, LLC of $500,000. Concurrent with the investment in Pointe Capital the Company purchased 40,000 shares of FICC’s Series A Preferred Shares for a price of $200,000. Mr. McGinn is Chairman of the Board of FICC. During 2003 Pointe Capital discontinued operating activities. The shares that the company purchased in FICC will be converted into common stock and options in Integrated Alarm Services Group, Inc. (“IASG”) which will be issued on April 20, 2004. Mr. McGinn is Chairman of the Board and CEO of IASG and R. Carl Palmer, Jr. is a member of the Board of Directors.

In January 2001, the Board of Directors approved a $4,615,000, participation in a five year, fully amortizing loan to SAI Funding Corporation, a special purpose company organized in the State of Delaware (“Funding”). The loan funded the purchase of security monitoring contract receivables which are pledged as collateral. The resultant recurring monthly revenue from these contracts is the primary source of repayment for this loan. The agent for the loan transaction is McGinn, Smith Acceptance Corporation, a wholly owned subsidiary of McGinn, Smith & Co., Inc. Mr. McGinn is Chairman of the Board of McGinn, Smith & Co., Inc. In July 2002, Federal examiners downgraded Funding. Partly as a result of the downgrade, the Company’s loan reserves were increased and factored into the restatement of earnings for second quarter of 2002. On April 30, 2003, the maturity of the loan was shortened one year to February 1, 2005. Concurrent with the loan’s maturity modification was the extension of a new senior credit facility providing advances to the parent of SAI Funding Corporation, Security Associates International, Inc. (“SAI”). This SAI facility is secured by substantially all of SAI’s assets. Advances under this facility are a defined percentage of the monthly scheduled principal reduction of the Funding loan with the monthly advance percentage declining over time. Advances under the SAI note are accounted for on a non-accrual basis. In June, 2004 monthly advances cease with the facility’s interest and principal due and payable on February 1, 2005. In the third quarter of 2002, approximately 25% of the Company’s loan participation in Funding was sold at par. During the second and third quarters of 2003, approximately 7% and 9%, respectively, of the Company’s participations in Funding and SAI were sold at par. At December 31, 2003, the Company’s outstanding principal balance on the Funding loan was $1.784 million and the principal balance on the SAI note was $390,000. At the time the Board of Directors approved the participation, the terms and pricing of the loan were at market and comparable to other similar borrowers and the terms and pricing of these loans remain deemed as reflective of market.

PERFORMANCE GRAPH

The following graph presents a comparison of the cumulative total stockholder return on the Company’s Common Stock with the NASDAQ Index and the Company’s peer group consisting of all publicly traded banks in the Southeast region of the United States with assets of $500 million or less. Total return was calculated by assuming $100 was invested on June 12, 1998, at the close of business and dividends are assumed to be reinvested. The stock price performance shown below is not necessarily indicative of future price performance.

Pointe Financial Corporation

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Pointe Financial Corporation	100.00	81.19	85.48	115.64	147.50	252.38
NASDAQ - Total US*	100.00	185.95	113.19	89.65	61.67	92.90
Pointe Financial Peer Group**	100.00	93.31	83.22	104.25	128.34	193.24

*Source: SNL Financial LC, Charlottesville, VA
©2004
** Pointe Financial Peer Group consists of all publicly traded banks in the Southeast region with total assets less than $500 million.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock as of March 1, 2004, by (i) each director of the Company; (ii) each executive officer of the Company; (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)
	Number	Percent

Directors and Executive Officers

Clarita Kassin (2) 21471 Highland Lakes Boulevard North Miami, FL 33179	246,275	10.84%

Morris Massry (3) 255 Washington Avenue Extension Albany, NY 12205	224,072	9.91%

R. Carl Palmer, Jr. (4) 21845 Powerline Road Boca Raton, FL 33433	130,576	5.53%

Timothy McGinn (5) 15 Marion Avenue Albany, NY 12203	59,801	2.63%

Bradley R. Meredith (6) 22715 Camino Del Mar, #51 Boca Raton, FL 33433	38,547	1.68%

D. Richard Mead, Jr. (7) 4990 S.W. 72 Avenue Unit 105 Miami, FL 33155	36,690	1.61%

John P. Dover (8) 2632 N.W. 29th Avenue Boca Raton, FL 33434-6032	26,548	1.16%

John W. Lowery, Jr. (9) 21845 Powerline Road Boca Raton, FL 33433	20,210	0.89%

Jean Murphy-Engler (10) 21845 Powerline Road Boca Raton, FL 33433	16,619	0.73%

James L. Horan (11) 8260 S.W. 161st Street Miami, FL 33157	5,000	0.22%

All directors and executive officers, as a group (12)	804,338	32.27%

Other 5% owners:

Barbara Wortley (13) 456 Alexander Palm Road Boca Raton, FL 33432	123,325	5.45%

———————

(1)

The nature of reported beneficial ownership, as such term is defined in Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, is sole voting and investment power unless otherwise indicated. Common Stock

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ownership of the persons listed reflects, as indicated, shares of the Company’s Common Stock that would be issued upon the exercise of options granted to such persons to acquire such Common Stock.

(2)

Reflects 21,244 shares held personally by Mrs. Kassin: 213,031 shares held by the Kassin Family Partnership Ltd., of which Mrs. Kassin controls 100%; and 12,000 shares that may be acquired by Mrs. Kassin upon the exercise of stock options.

(3)

Reflects 224,071 shares held by Mr. Massry. For estate planning and other personal reasons, Mr. Massry entered into an Option Agreement for the Purchase of Stock, dated as of January 20, 2004, with a purchaser whereby he (i) sold to the purchaser 50,000 shares of Common Stock of the Company and (ii) granted to the purchaser an option to purchase 164,810 shares of Common Stock of the Company that he owns. Pursuant to the terms of the Option Agreement, the option shall expire on May 10, 2004, unless the purchaser exercises its right to extend the option until September 10, 2004 upon proper notice to Mr. Massry and the payment of additional consideration. See also footnote 13 regarding the Option Agreement.

(4)

Reflects 30,000 shares held individually by Mr. Palmer; and 100,576 shares that may be acquired by Mr. Palmer upon the exercise of his options.

(5)

Reflects 16,740 shares held individually by Mr. McGinn; 815 shares held jointly by Timothy McGinn and his wife; 24,489 shares held by McGinn, Smith and Co., Inc.; 1,237 shares held by McGinn Smith Capital Holdings; 5,877 shares held by McGinn Smith Incentive Savings Plan; 1,000 shares held by Mr. McGinn as custodian for Matthew McGinn and 12,000 shares that may be acquired by Mr. McGinn upon the exercise of his options. Does not include 1,500 shares owned or controlled by Mr. McGinn’s family members.

(6)

Reflects 7,565 shares held individually by Mr. Meredith; and 30,967 shares that may be acquired by Mr. Meredith upon the exercise of his options.

(7)

Reflects 24,690 shares held individually by Mr. Mead; and 12,000 shares that may be acquired by Mr. Mead upon the exercise of his options.

(8)

Reflects 2,500 shares held individually by Mr. Dover; and 24,048 shares that may be acquired by Mr. Dover upon the exercise of his options.

(9)

Reflects 2,000 shares held individually by Mr. Lowery; and 18,210 shares that may be acquired by Mr. Lowery upon the exercise of his options.

(1)

Reflects 16,619 shares that may be acquired by Ms. Murphy-Engler upon the exercise of her options.

(1)

Reflects 5,000 shares that may be acquired by Mr. Horan upon the exercise of his options.

(2)

Includes an aggregate of 231,420 shares that may be acquired by the group upon the exercise of options.

(13)

As reported in a Schedule 13D/A filed under the Securities Exchange Act of 1934, dated January 20, 2004, Ms. Barbara Wortley possesses sole voting and dispositive powers. On January 20, 2004, Ms. Wortley, for herself and her assigns, entered into an Option Agreement for the Purchase of Stock with Mr. Massry, the “Option Agreement”. Under the terms of the Option Agreement Mr. Massry granted her the option to purchase 164,810 shares of his shares of Common Stock on an “all or none” basis, so that Ms. Wortley, should she exercise the Option, is required to purchase all, and not less than all, 164,810 shares which are the subject of the Option. The exercise price of the Option is $24.00 per share, or an aggregate of $3,955,440. Ms. Wortley paid Mr. Massry $100,000 in consideration of the grant of the Options. The Option expires May 10, 2004, subject to extension until September 10, 2004, if Ms. Wortley pays Mr. Massry an additional $100,000 on or before May 10, 2004. The Option Agreement provides that Mr. Massry retains all dividends which may be declared on the Option Shares and all voting rights until the option is exercised. Any non-cash dividends payable in Common Stock of the Issuer are subject to the Option Agreement, which also includes any shares of Common Stock that Mr. Massry acquires through the exercise of any option, call or similar contractual right held by Mr. Massry on the date of the Option Agreement. The Option Agreement also includes any shares issued in connection with a merger, recapitalization, consolidation, stock split, reorganization, combination, share exchange or like circumstance prior to the exercise of the Option.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership of the Company’s equity securities with the Securities and Exchange Commission (the “Commission”) and the National Association of Securities Dealers, Inc. The Executive officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all such Section 16(a) filings made.  Based on a review of filings made with the Commission, the Company believes that, during the fiscal year ended December 31, 2003, its officers, directors and holders of more than 10% of the Company’s Common Stock complied with all applicable Section 16(a) filing requirements.

Shareholder Proposals

Proposals of shareholders intended to be presented at the Company’s 2005 annual meeting of shareholders of the Company must be in writing and be received by the Secretary of the Company at 21845 Powerline Road, Boca Raton, Florida 33433, no later than December 27, 2004 for the proposals to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting, subject to applicable rules and regulations. In addition, the Company’s Bylaws provide that any new business to be taken up at any shareholders’ meeting shall be stated in writing and filed with the Secretary of the Company at least five days before the date of such meeting, and all business so stated, proposed and filed shall be considered at such meeting, but no other proposal shall be acted upon at such meeting unless holders of in excess of 10% of the outstanding capital stock of the Company, present at such meeting in person or by proxy, approve a resolution to the effect that such new business shall be considered at the meeting.

Other Matters

As of the date of this Proxy Statement, management knows of no business to be presented at the meeting other than that described above. If, however, some other matter should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named as proxies.

A copy of the Form 10-K (without exhibits) for the year ended December 31, 2003, as filed with the SEC, will be furnished without charge to stockholders of record upon request to: Bradley R. Meredith, Chief Financial Officer, at Pointe Financial Corporation, 21845 Powerline Road, Boca Raton, Florida 33433, or by visiting the Bank’s web site at www.pointebank.com.

By Order of the Board of Directors

R. Carl Palmer, Jr.

Chairman of the Board

Boca Raton, Florida

March 9, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

FOR

POINTE FINANCIAL CORPORATION

Purpose of Committee

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Pointe Financial Corporation (the “Company”) is to (a) assist the Board with oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors; and (b) prepare the report that the rules of the Securities and Exchange Commission require be included in the Company’s annual proxy statement.

The function of the Committee is oversight. It is not the Committee’s responsibility to certify the Company’s financial statements or to guarantee the report of the independent auditor. The Company’s management is responsible for the (i) preparation, presentation and integrity of the Company’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies, and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company. As such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures, except to the extent described below under “Performance Evaluations”. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company’s Board). In addition, the evaluation of the Company’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the independent auditor for auditing, the financial statements.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee are to:

1.

Retain and terminate the Company’s independent auditors (subject, if applicable, to stockholder ratification). The Committee shall have the sole authority to approve and/or pre-approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee need not pre-approve non-audit services that fall within the “De Minimis Exception” set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

2.

At least annually, obtain and review a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company. After reviewing the foregoing report and the independent auditor’s work throughout the year, the Committee shall evaluate the auditor’s qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and the appropriateness of rotating the audit firm itself. In making its evaluation, the Committee shall take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function). The Committee shall present its conclusions with respect to the independent auditor to the full Board.

3.

Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

4.

Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Committee is not required to discuss in advance each earnings press release or each instance in which the Company provides earnings guidance.

5.

As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

6.

Discuss policies with respect to risk assessment and risk management. While it is the job of the chief executive officer and senior management to assess and manage the Company’s exposure to risk, the Committee must discuss guidelines and policies to govern the process by which this is handled. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

7.

Periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function), and with independent auditors.

8.

Review with the independent auditor any audit problems or difficulties and management’s response. The Committee must regularly review with the independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management. The review should also include discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

9.

Set clear hiring policies for the hiring by the Company of employees or former employees of the independent auditors.

10.

Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company, regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

11.

Report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

Committee Membership

The Committee shall consist of at least three members of the Board, each of whom is, in the business judgment of the Board, “independent” under Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules of the NASDAQ National Market and any other securities exchange on which the Company’s securities are listed. Each member of the Committee shall be financially literate (or shall become so within a reasonable period of time after appointment to the Committee), and at least one member of the Committee shall have “accounting or related financial management expertise” as such qualifications are interpreted by the Board in its business judgment, and qualify as a “financial expert” as defined by the Securities and Exchange Commission. No Committee member may serve on the audit committees of more than two other public companies, unless the Company’s Board has determined that such service will not impair the effectiveness of the member’s service on the Committee.

The members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board for such term or terms as the Board may determine.

The compensation to be paid by the Company to any Committee member must consist solely of director’s fees; provided, however, that pension or other deferred compensation that is not contingent on future service to the Company will not be deemed to violate this requirement.

Committee Structure and Operations

A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairperson. The Committee may act by a majority of the members present at a meeting of the Committee. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least four times a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may delegate some or all of its duties to a subcommittee comprising one or more members of the Committee. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

Performance Evaluation

The Committee shall review the adequacy of this charter and evaluate its performance hereunder at least annually and present such report to the full Board. Such report shall include any recommended changes to this charter. The Board shall also review and approve this charter at least annually.

While the fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor, the Committee shall review: (i) major issues regarding accounting principles, and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of using alternative methods under generally accepted accounting principles (“GAAP”) on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

Resources and Authority of the Committee

In discharging its oversight responsibilities, the Committee shall have unrestricted access to the Company’s management, books and records and the authority to retain outside counsel, accountants or other consultants in the Committee’s sole discretion. The Committee may direct any officer of the Company, the independent auditor and/or the Company’s internal audit staff to inquire into and report to the Committee on any matter.

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

Adopted: August 21, 2003

APPENDIX I

POINTE FINANCIAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Directors R. Carl Palmer, Jr. and D. Richard Mead, Jr. or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of Pointe Financial Corporation (the “Company”) to be held on April 29, 2004, at 10:00 A.M., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

(To be signed on Reverse Side)

SEE REVERSE

 SIDE

☒	Please mark your votes as in this example.

1.	Election of Directors
	Nominees:	Class I	For	Against
		Clarita Kassin	☐	☐
		James L. Horan	☐	☐

To withhold authority to vote for any Nominee, write full name of nominee on the line below:

2.	Approval of the Amendment to the 1998 Pointe Financial Corporation Incentive Compensation and Stock Award Plan.

For	Against	Abstain
☐	☐	☐

3.	Approval for the Ratification of Hacker, Johnson & Smith PA as the Company’s Independent Auditors for the fiscal year ending December 31, 2004.

For	Against	Abstain
☐	☐	☐

Please mark, sign, date and return this Proxy card promptly, using the enclosed envelope.

Please place an “X”   ________ if you plan to attend the Annual Meeting of Shareholders.

This Proxy is revocable and when properly executed will be voted in the manner directed by the undersigned shareholder, UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

Signature	Date	Signature		Date
Signature if held jointly

Note:  Please sign exactly as your name(s) appears hereon. When signing in a representative capacity, please give title.